UNITED
                                     STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event      August 8, 2007
 reported)
                                             -----------------------------------

                            ATP Oil & Gas Corporation
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             (Exact name of registrant as specified in its charter)

         Texas                   000-32261                76-0362774
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 (State or other jurisdiction    (Commission            (I.R.S. Employer
    of incorporation)            File Number)           Identification No.)

 4600 Post Oak Place, Suite 200                               77027
           Houston, Texas
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  (Address of principal executive offices)              (Zip Code)

 Registrant's telephone number, including area     713-622-3311
  code                                             -----------------------------

                                       N/A
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              (Former name or former address, if changed since last
                                    report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02. Results of Operations and Financial Condition

On August 8, 2007, ATP Oil & Gas Corporation, a Texas corporation, issued a press release a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item
9.01. Financial Statements and Exhibits

(c)   Exhibits

      99.1  Press release dated August 8, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ATP Oil & Gas Corporation
                                               -------------------------
                                              (Registrant)


Date August 8, 2007
     --------------
                                              /s/ Albert L. Reese, Jr.
                                              ------------------------
                                              Albert L. Reese, Jr.
                                              Chief Financial Officer